    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 1999
                                                      REGISTRATION NO. 33-55880
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ---------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                    ---------------------------------------

                              SUNRISE MEDICAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                              95-3836867
    (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
    INCORPORATION OF ORGANIZATION)             IDENTIFICATION NUMBER)

                         2382 FARADAY AVENUE, SUITE 200
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 930-1500
                 (Address, including Zip Code, Telephone Number,
        including Area Code, of Registrant's Principal Executive Offices)

                    ---------------------------------------

                               Agent For Service:

                                 STEVEN A. JAYE
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                         2382 FARADAY AVENUE, SUITE 200
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 930-1500
            (Name, Address, including Zip Code, and Telephone Number,
                   including Area Code, of Agent for Service)

                    ---------------------------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

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

         This Post-Effective Amendment is solely for the purpose of removing from registration 450,000 shares of the Common Stock, $1.00 par value, of Sunrise Medical Inc., being the only securities to which this registration statement relates which remain unsold.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, State of California, on the 20th day of April, 1999.

                                   SUNRISE MEDICAL INC., a Delaware corporation

                                   By: /s/ R.H. Chandler
                                       ---------------------
                                       Richard H. Chandler
                                       Chairman of the Board


                  Pursuant to the requirements of the Securities Act, this Amendment No. 2 has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                             TITLE                                      DATE
               ---------                                             -----                                      ----
/s/ R.H. Chandler                                 Chairman of the Board, and President and                 April 20, 1999
------------------------------------------        Chief Executive Officer (Chief Operating Officer)
Richard H. Chandler


                  *                               Senior Vice President and Chief Financial Officer        April 20, 1999
------------------------------------------        (Principal Accounting Officer)
Ted N. Tarbet


/s/ John M. Radak                                 Vice President and Controller                            April 20, 1999
------------------------------------------        (Principal Accounting Officer)
John M. Radak


                  *                               Director                                                 April 20, 1999
------------------------------------------
Lee A. Ault III


                                                  Director
------------------------------------------
Michael N. Hammes


                  *                               Director                                                 April 20, 1999
------------------------------------------
Murray H. Hutchinson


                  *                               Director                                                 April 20, 1999
------------------------------------------
William L. Pierpoint


                  *                               Director                                                 April 20, 1999
------------------------------------------
Joseph Stemler


                  *                               Director                                                 April 20, 1999
------------------------------------------
J. R. Woodhull



*By:  /s/ R.H. Chandler
      -------------------
      Richard H. Chandler
      Attorney-in-Fact

                                       3